Exhibit 99.906 CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Catherine D. Wood, Chief Executive Officer and Chief Investment Officer of ARK ETF Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: October 7, 2026	/s/ Catherine D. Wood
Catherine D. Wood Chief Executive Officer and Chief Investment Officer (principal executive officer)

I, William C. Cox, Treasurer and Chief Financial Officer of ARK ETF Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: October 7, 2026	/s/ William C. Cox
William C. Cox Treasurer and Chief Financial Officer (principal financial officer)